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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 16, 2006

                           Long Beach Acceptance Corp.
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             (Exact name of registrant as specified in its charter)

            Delaware                     333-122851               33-0660404
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(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
         Incorporation)                                      Identification No.)

     One Mack Centre Drive
      Paramus, New Jersey                                           07652
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(Address of Principal Executive                                   (Zip Code)
            Offices)

        Registrant's telephone number, including area code (201) 262-5222
                                                           --------------
                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2.01. Completion of Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

          Long Beach Acceptance Corp. (the "Registrant") has registered issuances of an aggregate of up to $1,292,830,655 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration
Statement on Form S-3 (Registration File No. 333-122851) (as amended, the
"Registration Statement"). Pursuant to the Registration Statement, Long Beach
Acceptance Auto Receivables Trust 2006-A, a Delaware business trust, issued
$450,000,000 in aggregate principal amount of its Asset-Backed Notes, Series
2006-A (the "Notes") on May 16, 2006 (the "Closing Date"). This Current Report
on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture (the "Indenture")
attached hereto as Exhibit 4.1, dated as of May 1, 2006, between the Trust and
Wells Fargo Bank, National Association, in its capacity as indenture trustee
(the "Indenture Trustee"). The Offered Notes evidence indebtedness of the Trust and consist of four classes, the $81,675,000 5.150% Asset-Backed Notes, Class
A-1, its $146,000,000 5.364% Asset-Backed Notes, Class A-2, its $90,000,000
5.418% Asset-Backed Notes, Class A-3, and its $132,325,000 5.500% Asset-Backed
Notes, Class A-4 (collectively, the "Offered Notes"). Also issued by the Trust, but not offered pursuant to the Prospectus Supplement (as defined herein) is the
Class R Certificate.

          The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of non-prime automobile loans (the "Receivables") secured by new and used automobiles, sport utility vehicles, light duty trucks and vans financed thereby.

          As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated May 15, 2006 (the "Prospectus
Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.

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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

     1.1  Underwriting Agreement, dated May 4, 2006, between Long Beach
          Acceptance Receivables Corp., Long Beach Acceptance Corp., Citigroup
          Global Markets Inc. and Greenwich Capital Markets Inc.

     4.1  Indenture, dated as of May 1, 2006 among Long Beach Acceptance Auto
          Receivables Trust 2006-A, a Delaware business trust acting through its owner trustee, and Wells Fargo Bank, National Association, as indenture trustee.

     4.2  Amended and Restated Trust Agreement, dated as of May 1, 2006, between
          Long Beach Acceptance Receivables Corp. and Wilmington Trust Company,
          as Owner Trustee.

     4.3  Financial Guaranty Insurance Policy, dated as of May 16, 2006.

     8.1  Opinion of Dewey Ballantine LLP regarding tax matters, dated as of May
          16, 2006.

     10.1 Sale and Servicing Agreement, dated as of May 1, 2006, among Long
          Beach Acceptance Auto Receivables Trust 2006-A, as Issuer, Long Beach
          Acceptance Receivables Corp., as Transferor, Long Beach Acceptance
          Corp., as Originator, Servicer and Custodian, and Wells Fargo Bank,
          National Association, as Back-up Servicer and Trust Collateral Agent.

     10.2 Indemnification Agreement, dated as of May 4, 2006, among Financial
          Security Assurance Inc., Long Beach Acceptance Receivables Corp.,
          Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

     23.1 Consent of PWC regarding financial statements of the Insurer.

     99.1 Annex A to Exhibits 4.1, 4.2 and 10.1.

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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LONG BEACH ACCEPTANCE CORP.
                                           Registrant and on behalf of Long
                                           Beach Acceptance Auto Receivables
                                           Trust 2006-A

                                        By: /s/ Stephen W. Prough
                                            ------------------------------------
                                            Name: Stephen W. Prough
                                            Title: President and Chairman of
                                                   the Board

Dated: May 23, 2006

                                  EXHIBIT INDEX

1.1    Underwriting Agreement, dated May 4, 2006, between Long Beach Acceptance
       Receivables Corp., Long Beach Acceptance Corp., Citigroup Global Markets
       Inc. and Greenwich Capital Markets Inc.

4.1    Indenture, dated as of May 1, 2006 among Long Beach Acceptance Auto
       Receivables Trust 2006-A, a Delaware business trust acting through its owner trustee, and Wells Fargo Bank, National Association, as indenture trustee.

4.2    Amended and Restated Trust Agreement, dated as of May 1, 2006, between
       Long Beach Acceptance Receivables Corp. and Wilmington Trust Company, as
       Owner Trustee.

4.3    Financial Guaranty Insurance Policy, dated as of May 16, 2006.

8.1    Opinion of Dewey Ballantine LLP regarding tax matters, dated as of May
       16, 2006.

10.1   Sale and Servicing Agreement, dated as of May 1, 2006, among Long Beach
       Acceptance Auto Receivables Trust 2006-A, as Issuer, Long Beach
       Acceptance Receivables Corp., as Transferor, Long Beach Acceptance Corp.,
       as Originator, Servicer and Custodian, and Wells Fargo Bank, National
       Association, as Back-up Servicer and Trust Collateral Agent.

10.2   Indemnification Agreement, dated as of May 4, 2006, among Financial
       Security Assurance Inc., Long Beach Acceptance Receivables Corp.,
       Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

23.1   Consent of PWC regarding financial statements of the Insurer.

99.1   Annex A to Exhibits 4.1, 4.2 and 10.1.